iShares®

iShares Trust

Supplement dated March 29, 2018

to the Summary Prospectus, Prospectus and Statement of Additional Information (each, an “SAI”), for each of the

iShares Global 100 ETF (IOO),

iShares Global Consumer Staples ETF (KXI) and

iShares Global Healthcare ETF (IXJ)

(each, a “Fund” and together, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

The Board of Trustees of iShares Trust has authorized the following stock splits for the Funds at the ratios indicated below for shareholders of record as of the close of business on April 27, 2018, effective after the close of trading on May 1, 2018:

Fund Name	Ticker	Proposed Forward Split Ratio
iShares Global 100 ETF	IOO	2 for 1
iShares Global Consumer Staples ETF	KXI	2 for 1
iShares Global Healthcare ETF	IXJ	2 for 1

Shares of the Funds will begin trading on a split-adjusted basis on May 2, 2018.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-0318A

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